SECURITIES AND EXCHANGE COMMISSION
                         Washington, DC  20549


                               FORM 8-K


                            CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of
                the Securities and Exchange Act of 1934


   Date of Report (Date of earliest event reported):  August 2, 1994


                        WEST PENN POWER COMPANY
        (Exact name of registrant as specified in its charter)

      Pennsylvania               1-255-2              13-5480882
      (State or other            (Commission File     (IRS Employer
       jurisdiction of            Number)              Identification
       incorporation)                                  Number)


                         800 Cabin Hill Drive
                    Greensburg, Pennsylvania 15601
               (Address of principal executive offices)


Registrant's telephone number,
      including area code:                            (412) 837-3000

Item 5.    Other Events.

           The Exhibits to this Report listed in Item 7 below relate to the Registration Statements on Form S-3, Nos. 33-56260 and 33-51303.

Item 7.    Financial Statements, Pro Forma Financial Information and
           Exhibits.

4(a) Form of New Bonds, Series LL, 8-1/8% (contained in form of Board Resolutions filed herewith as Exhibit 4(d)).

4(c) Supplemental Indenture, dated as of August 1, 1994, Supplemental to First Mortgage, dated March 1, 1916, between the Registrant and The Chase Manhattan Bank (National Association), Trustee.

4(d)       Form of Board Resolutions with respect to the New Bonds, Series
           LL, 8-1/8%.

12(a)      Statement re computation of ratios.




                              SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      WEST PENN POWER COMPANY



Dated:  August 2, 1994                By:    KENNETH D. MOWL
                                      Name:  Kenneth D. Mowl
                                      Title: Secretary and Treasurer

                             EXHIBIT INDEX


Item No. 1       4(a)      Form of New Bonds, Series LL, 8-1/8% (contained
                           in form of Board Resolutions filed herewith as
                           Exhibit 4(d)).

Item No. 2       4(c)      Supplemental Indenture, dated as of August 1,
                           1994, Supplemental to First Mortgage, dated
                           March 1, 1916, between the Registrant and The
                           Chase Manhattan Bank (National Association),
                           Trustee.

Item No. 3       4(d)      Form of Board Resolutions with respect to the
                           New Bonds, Series LL, 8-1/8%.

Item No. 4       12(a)     Statement re computation of ratios.